Property, Plant and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2021
Property Plant And Equipment [Abstract]
Schedule of Property, Plant and Equipment, Net

Property, plant and equipment, net consisted of the following:

	As of December 31,
	2020	2021
	RMB	RMB
Construction in progress	-	76,440
Computers and equipment	133,823	185,776
Vehicle	508	508
Total	134,331	262,724
Less: accumulated depreciation	(61,895)	(116,731)
Property, plant and equipment, net	72,436	145,993